UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 3, 2001


                               MIAD SYSTEMS, LTD.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  CANADA                                      N/A
               -------------                           ------------------
       (State or other jurisdiction                    (I.R.S. Employer
       of incorporation or organization)               Identification No.)


          43 Riviera Drive, Unit 6
          Markham, Ontario, Canada                           L3R 5J6
     ----------------------------------------              -----------
     (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number (905) 479-0214
                                                --------------




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Item 6.  Resignations of Registrant's Directors
-----------------------------------------------

          On December 3, 2001, Adrienne Green resigned her position as a director of the Registrant. In addition, she also resigned her position as Secretary. Ms. Green's resignation was for personal reasons and was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

         As of the date of this report, the Board of Directors of the Registrant has not made any determination to fill the vacancy on the Board of Directors which has been caused by Ms. Green's resignation.







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


                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MIAD Systems, Ltd.
                                             ------------------
                                             (Registrant)



Dated: December 12, 2001                     By:/s/ Michael A.S. Green
                                             -----------------------------------
                                                Michael A.S. Green, President










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